Exhibit 99.1 Period ended December 31,2019 Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 2

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 3

• • • • • • • • • Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 4

Smart Option Student Loans - Serviced Portfolio Smart Option Student Loans - Serviced Portfolio 31-60 Day Delinquencies as a % of Loans in P&I Repayment (1) 31-60 Day Delinquencies as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Data for Sallie Mae Bank P&I Repayment Vintages 2011-2019 (2), (3) 10% 10% 8% 8% 6% 6% 4% 4% Percent of P&I Repayment Percent of P&I Repayment Balance 2% Percent of P&I Repayment Balance 2% 0% 0% Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Sep-14 Dec-14 Sep-15 Dec-15 Sep-16 Dec-16 Sep-17 Dec-17 Sep-18 Dec-18 Sep-19 Dec-19 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Sep-14 Dec-14 Sep-15 Dec-15 Sep-16 Dec-16 Sep-17 Dec-17 Sep-18 Dec-18 Sep-19 Dec-19 SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 5

Smart Option Student Loans - Serviced Portfolio Smart Option Student Loans - Serviced Portfolio 61-90 Day Delinquencies as a % of Loans in P&I Repayment (1) 61-90 Day Delinquencies as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Data for Sallie Mae Bank P&I Repayment Vintages 2011-2019 (2), (3) 10% 10% 8% 8% 6% 6% 4% 4% 2% Percent of P&I Repayment Percent of P&I Repayment Balance 2% Percent of P&I Repayment Percent of P&I Repayment Balance 0% 0% Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Sep-14 Dec-14 Sep-15 Dec-15 Sep-16 Dec-16 Sep-17 Dec-17 Sep-18 Dec-18 Sep-19 Dec-19 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Sep-14 Dec-14 Sep-15 Dec-15 Sep-16 Dec-16 Sep-17 Dec-17 Sep-18 Dec-18 Sep-19 Dec-19 SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 6

Smart Option Student Loans - Serviced Portfolio Smart Option Student Loans - Serviced Portfolio 91+ Day Delinquencies as a % of Loans in P&I Repayment (1) 91+ Day Delinquencies as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Data for Sallie Mae Bank P&I Repayment Vintages 2011-2019 (2), (3) 10% 10% 8% 8% 6% 6% 4% 4% 2% Percent of P&I Repayment Percent of P&I Repayment Balance 2% Percent of P&I Repayment Percent of P&I Repayment Balance 0% 0% Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Sep-14 Dec-14 Sep-15 Dec-15 Sep-16 Dec-16 Sep-17 Dec-17 Sep-18 Dec-18 Sep-19 Dec-19 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Sep-14 Dec-14 Sep-15 Dec-15 Sep-16 Dec-16 Sep-17 Dec-17 Sep-18 Dec-18 Sep-19 Dec-19 SLM Bank 2011 Vintage SLM Bank 2012 Vintage SLM Bank 2013 Vintage SLM Bank 2014 Vintage SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 7

Smart Option Serviced Portfolio: Forbearance



Smart Option Student Loans - Serviced Portfolio
Forbearance as a % of Loans in P&I Repayment and Forbearance (1)
Data for Sallie Mae Bank
Percent of P&I Repayment and Forbearance Balance
25%
20%
15%
10%
5%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19



Smart Option Student Loans - Serviced Portfolio
Forbearance as a % of Loans in P&I Repayment and Forbearance (1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2019(2), (3)
Percent of P&I Repayment and Forbearance Balance
25%
20%
15%
10%
5%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
SLM Bank 2011 Vintage
SLM Bank 2013 Vintage
SLM Bank 2015 Vintage
SLM Bank 2017 Vintage
SLM Bank 2019 Vintage
SLM Bank 2012 Vintage
SLM Bank 2014 Vintage
SLM Bank 2016 Vintage
SLM Bank 2018 Vintage

Data as of December 31, 2019.

(1) Loans in P&I Repayment and Forbearance include loans in forbearance and loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Note: Legacy SLM portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.

8

Smart Option Serviced Portfolio: Annualized Gross Defaults



Smart Option Student Loans - Serviced Portfolio
Annualized Gross Defaults as a % of Loans in P&I Repayment(1)
Data for Sallie Mae Bank
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19



Smart Option Student Loans - Serviced Portfolio
Annualized Gross Defaults as a % of Loans in P&I Repayment(1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2019 (2), (3)
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage
SLM Bank 2019 Vintage

Data as of December 31, 2019.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of each applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Note: Legacy SLM portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.
9

Smart Option Student Loans - Serviced Portfolio: All Products Smart Option Student Loans - Serviced Portfolio: Interest Only Cumulative Defaults by P&I Repayment Vintage Cumulative Defaults by P&I Repayment Vintage (1) and Years Since First P&I Repayment Period 2010⁽²⁾ and Years Since First P&I Repayment Period (1) 2010⁽²⁾ 2011⁽²⁾ 2011⁽²⁾ 10% 2012⁽²⁾ 10% 2012⁽²⁾ 9% 9% 2013⁽²⁾ 2013⁽²⁾ 8% 8% 2014⁽²⁾ 2014⁽²⁾ 7% 7% 6% 2015⁽³⁾ 6% 2015⁽³⁾ 5.6% 5% 2016⁽³⁾ 5% 2016⁽³⁾ 4% 4.1% 4% 2017⁽³⁾ 2017⁽³⁾ 3% 3.0% 3% 2.8% 2018⁽³⁾ 2018⁽³⁾ 2% 2% 2.1% 1.5% 2019⁽³⁾ 1% 1.6% 2019⁽³⁾ 1% 0.3% asofa Defaults% Cumulative 1.0% Cumulative Defaults as a % asofa Defaults% Cumulative 0% 0% 0.6% 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 Years Since First P&I Repayment Period Repayment I & Entering P Principal Disbursed Years Since First P&I Repayment Period Disbursed Principal Entering P & I Repayment I & Entering P Principal Disbursed Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Cumulative Defaults by P&I Repayment Vintage Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) and Years Since First P&I Repayment Period(1) 2011⁽²⁾ 10% 10% 2012⁽²⁾ 2012⁽²⁾ 9% 9% 2013⁽²⁾ 2013⁽²⁾ 8% 8% 7.5% 2014⁽²⁾ 7% 2014⁽²⁾ 7% 6% 2015⁽³⁾ 6% 5.7% 2015⁽³⁾ 5% 5% 4.7% 2016⁽³⁾ 2016⁽³⁾ 4.2% 4% 4% 2017⁽³⁾ 3.4% 2017⁽³⁾ 3% 3% 2.5% 2018⁽³⁾ 2018⁽³⁾ 2% 2% 2.0% 2019⁽³⁾ 1% 2019⁽³⁾ Cumulative Defaults as a % asofa Defaults% Cumulative 1% 1.2% Cumulative Defaults as a % asofa Defaults% Cumulative 0.1% 0% 0.3% 0% 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 Disbursed Principal Entering P & I I & Entering Repayment P Principal Disbursed Years Since First P&I Repayment Period I & Entering Repayment P Principal Disbursed Years Since First P&I Repayment Period Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 10

► Following the initial few years after disbursement, total prepayments begin to rise more quickly as loans begin to default. Smart Option Student Loans - Serviced Portfolio: All Products Smart Option Student Loans - Serviced Portfolio: Interest Only Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % CPR 5% 5% 0% 0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 11

► Smart Option Student Loans - Serviced Portfolio: All Products Smart Option Student Loans - Serviced Portfolio: Interest Only Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru Apr 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % CPR 5% 5% 0% 0% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 12

Smart Option Combined (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $428 1.2% 1.3% 1.2% 1.0% 0.9% 0.5% 0.4% 0.4% 0.3% 7.2% 2011(2) $998 0.8% 1.1% 1.3% 1.1% 0.8% 0.6% 0.5% 0.4% 6.6% 2012(2) $1,632 0.5% 0.9% 1.3% 1.0% 0.8% 0.7% 0.4% 5.7% 2013(2) $2,256 0.4% 1.0% 1.4% 1.0% 0.9% 0.7% 5.3% 2014(2) $2,823 0.3% 1.5% 1.4% 1.2% 0.9% 5.4% 2015(3) $2,491 0.3% 1.8% 1.5% 1.1% 0.8% 5.6% 2016(3) $3,181 0.2% 1.4% 1.5% 1.0% 4.1% 2017(3) $3,781 0.3% 1.3% 1.4% 3.0% 2018(3) $4,196 0.2% 1.2% 1.5% 2019(3) $4,399 0.3% #N/A 0.3% Smart Option Combined (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $408 1.2% 1.2% 1.1% 1.0% 0.9% 0.5% 0.4% 0.4% 0.3% 7.0% 2011(2) $916 0.7% 1.0% 1.2% 1.0% 0.8% 0.6% 0.5% 0.4% 6.2% 2012(2) $1,490 0.5% 0.7% 1.2% 0.9% 0.8% 0.7% 0.4% 5.1% 2013(2) $2,046 0.3% 0.8% 1.2% 0.9% 0.9% 0.7% 4.7% 2014(2) $2,544 0.3% 1.2% 1.3% 1.1% 0.9% 4.7% 2015(3) $2,221 0.2% 1.5% 1.4% 1.0% 0.8% 4.9% 2016(3) $2,849 0.2% 1.2% 1.4% 0.9% 3.7% 2017(3) $3,393 0.2% 1.1% 1.4% 2.8% 2018(3) $3,773 0.2% 1.1% 1.3% 2019(3) $3,968 0.3% #N/A 0.3% Smart Option Combined (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $19 1.7% 2.8% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.0% 2011(2) $82 1.8% 2.9% 2.2% 1.7% 1.1% 1.0% 0.6% 0.4% 11.7% 2012(2) $142 1.1% 2.8% 2.7% 2.0% 1.3% 1.1% 0.6% 11.7% 2013(2) $210 0.8% 2.9% 3.1% 1.8% 1.5% 0.9% 11.0% 2014(2) $279 0.9% 4.2% 3.0% 2.0% 1.4% 11.6% 2015(3) $270 1.0% 4.3% 2.6% 1.8% 1.2% 10.9% 2016(3) $332 0.6% 3.0% 2.5% 1.5% 7.6% 2017(3) $388 0.6% 2.9% 1.9% 5.4% 2018(3) $424 0.5% 2.6% 3.1% 2019(3) $431 0.5% #N/A 0.5% Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 13

Smart Option Interest Only (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $426 1.2% 1.3% 1.2% 1.0% 0.9% 0.5% 0.4% 0.4% 0.2% 7.2% 2011(2) $772 1.0% 1.1% 1.2% 1.0% 0.7% 0.5% 0.4% 0.3% 6.1% 2012(2) $855 0.7% 0.7% 1.0% 0.7% 0.6% 0.4% 0.3% 4.4% 2013(2) $890 0.5% 0.6% 0.9% 0.6% 0.5% 0.4% 3.6% 2014(2) $864 0.5% 0.7% 0.7% 0.6% 0.5% 3.0% 2015(3) $570 0.6% 0.8% 0.6% 0.4% 0.4% 2.8% 2016(3) $748 0.5% 0.6% 0.6% 0.4% 2.1% 2017(3) $954 0.6% 0.5% 0.5% 1.6% 2018(3) $1,098 0.5% 0.5% 1.0% 2019(3) $1,139 0.6% #N/A 0.6% Smart Option Interest Only (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $407 1.2% 1.2% 1.1% 1.0% 0.9% 0.5% 0.4% 0.4% 0.2% 7.0% 2011(2) $713 0.9% 1.0% 1.2% 0.9% 0.6% 0.5% 0.4% 0.3% 5.8% 2012(2) $787 0.7% 0.6% 0.9% 0.6% 0.6% 0.4% 0.3% 4.0% 2013(2) $818 0.5% 0.5% 0.8% 0.5% 0.5% 0.4% 3.1% 2014(2) $785 0.5% 0.5% 0.6% 0.6% 0.4% 2.6% 2015(3) $497 0.5% 0.6% 0.5% 0.4% 0.4% 2.4% 2016(3) $650 0.4% 0.5% 0.5% 0.4% 1.7% 2017(3) $832 0.5% 0.4% 0.5% 1.4% 2018(3) $964 0.4% 0.4% 0.9% 2019(3) $1,007 0.6% #N/A 0.6% Smart Option Interest Only (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) $19 1.7% 2.8% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.0% 2011(2) $59 2.1% 2.5% 1.8% 1.5% 1.0% 0.8% 0.5% 0.2% 10.2% 2012(2) $67 1.4% 2.1% 2.0% 1.3% 0.8% 0.7% 0.3% 8.5% 2013(2) $72 1.4% 2.1% 2.0% 1.4% 1.0% 0.4% 8.3% 2014(2) $79 1.3% 2.1% 1.8% 1.2% 0.9% 7.3% 2015(3) $73 1.3% 2.0% 1.2% 0.7% 0.5% 5.6% 2016(3) $97 1.0% 1.4% 1.1% 0.8% 4.3% 2017(3) $122 1.1% 1.3% 0.8% 3.2% 2018(3) $134 0.9% 1.1% 2.0% 2019(3) $131 0.9% #N/A 0.9% Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 14

Smart Option Fixed Payment (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2011(2) $221 0.3% 1.3% 1.6% 1.4% 1.4% 1.0% 0.9% 0.7% 8.5% 2012(2) $529 0.4% 1.0% 1.8% 1.2% 1.1% 0.9% 0.6% 6.9% 2013(2) $732 0.3% 1.0% 1.4% 1.0% 1.1% 0.7% 5.5% 2014(2) $960 0.4% 1.1% 1.3% 1.1% 0.9% 4.7% 2015(3) $782 0.4% 1.3% 1.3% 0.9% 0.8% 4.7% 2016(3) $1,010 0.4% 1.0% 1.2% 0.9% 3.4% 2017(3) $1,173 0.3% 0.9% 1.2% 2.5% 2018(3) $1,261 0.3% 0.9% 1.2% 2019(3) $1,329 0.3% #N/A 0.3% Smart Option Fixed Payment (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2011(2) $199 0.2% 1.0% 1.4% 1.3% 1.3% 0.9% 0.9% 0.7% 7.7% 2012(2) $482 0.3% 0.8% 1.6% 1.1% 1.0% 0.8% 0.6% 6.2% 2013(2) $669 0.3% 0.8% 1.3% 0.9% 1.0% 0.7% 5.0% 2014(2) $877 0.3% 0.9% 1.2% 1.1% 0.9% 4.3% 2015(3) $705 0.3% 1.1% 1.2% 0.8% 0.7% 4.2% 2016(3) $908 0.3% 0.9% 1.1% 0.8% 3.0% 2017(3) $1,056 0.3% 0.8% 1.2% 2.2% 2018(3) $1,135 0.2% 0.8% 1.0% 2019(3) $1,197 0.3% #N/A 0.3% Smart Option Fixed Payment (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2011(2) $22 1.3% 3.9% 3.2% 2.4% 1.5% 1.5% 0.9% 0.8% 15.6% 2012(2) $47 1.4% 3.1% 3.8% 2.3% 1.9% 1.2% 0.7% 14.3% 2013(2) $63 1.0% 2.7% 3.0% 1.8% 1.4% 1.1% 11.0% 2014(2) $82 1.3% 3.1% 2.5% 1.6% 1.3% 9.7% 2015(3) $77 1.5% 2.9% 2.8% 1.8% 1.1% 10.1% 2016(3) $102 0.9% 2.3% 2.0% 1.4% 6.6% 2017(3) $118 0.7% 2.1% 1.6% 4.4% 2018(3) $127 0.7% 2.0% 2.7% 2019(3) $133 0.6% #N/A 0.6% Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 15

Smart Option Deferred (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2012(2) $249 0.1% 1.5% 1.4% 1.6% 1.1% 1.2% 0.8% 7.6% 2013(2) $635 0.1% 1.6% 2.1% 1.4% 1.3% 1.1% 7.6% 2014(2) $999 0.1% 2.5% 2.3% 1.7% 1.4% 8.0% 2015(3) $1,139 0.1% 2.8% 2.1% 1.5% 1.1% 7.5% 2016(3) $1,424 0.0% 2.2% 2.2% 1.3% 5.7% 2017(3) $1,654 0.1% 2.1% 2.1% 4.2% 2018(3) $1,837 0.1% 1.9% 2.0% 2019(3) $1,931 0.1% #N/A 0.1% Smart Option Deferred (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2012(2) $220 0.1% 1.1% 1.2% 1.4% 1.1% 1.2% 0.7% 6.7% 2013(2) $559 0.1% 1.3% 1.8% 1.2% 1.2% 1.1% 6.7% 2014(2) $881 0.1% 2.0% 2.0% 1.6% 1.3% 7.0% 2015(3) $1,019 0.1% 2.3% 1.9% 1.4% 1.0% 6.7% 2016(3) $1,290 0.0% 1.9% 2.0% 1.3% 5.2% 2017(3) $1,506 0.1% 1.8% 2.0% 3.9% 2018(3) $1,674 0.1% 1.6% 1.7% 2019(3) $1,764 0.1% #N/A 0.1% Smart Option Deferred (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2012(2) $28 0.0% 4.2% 2.8% 3.0% 1.8% 1.7% 1.2% 14.8% 2013(2) $75 0.1% 3.9% 4.2% 2.3% 2.0% 1.2% 13.7% 2014(2) $118 0.3% 6.4% 4.2% 3.0% 1.8% 15.7% 2015(3) $120 0.6% 6.6% 3.3% 2.4% 1.6% 14.6% 2016(3) $133 0.0% 4.8% 3.8% 2.1% 10.7% 2017(3) $149 0.1% 4.8% 3.1% 7.9% 2018(3) $163 0.0% 4.4% 4.5% 2019(3) $168 0.0% #N/A 0.0% Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 16

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 17

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푃푟푒푝푎푦푚푒푛푡푡 = 퐸푋푃푡 − 퐴퐶푇푡 푆푀푀푡 = 푃푟푒푝푎푦푚푒푛푡푡Τ퐸푋푃푡 푆푅푡 = 퐴퐶푇푡Τ퐸푋푃푡 = 1 − 푆푀푀푡 4 3 퐶푃푅푛 = 1 − ෑ 푆푅푡 푡=1 푤ℎ푒푟푒: 푛 = 푞푢푎푟푡푒푟 푡 = 푚표푛푡ℎ 표푓 푞푢푎푟푡푒푟 Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 20